COMBINED AMENDED AND RESTATED

DISTRIBUTION PLAN

Section 1.          This Combined Amended and Restated Distribution Plan (“Plan”) has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the “Trust”), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), and relates to the classes of shares of beneficial interest (“Shares”) specified in Schedule B (each a “Class”). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

Section 2.          Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column “Distribution Fee” on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. (“NASD”) on each Fund and its distributor (“Distributor”).

Section 3.          Amounts set forth under the column “Distribution Fee” on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor’s distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

Section 4.          This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not “interested persons” of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (“Non-Interested Trustees”), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

Section 5.          Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

Section 6.          The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

Section 7.          This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class.

Section 8.         Any agreement related to this Plan shall be made in writing and shall provide:

(a)          that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b)          that such agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Section 9.          This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column “Distribution Fee” on Schedule B hereto unless such amendment is approved by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted: August 19, 2004, as amended effective February 19, 2005, as further amended effective August 11, 2005.

SCHEDULE A
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Name of Entity	State and Form of Organization
J.P. Morgan Fleming Mutual Fund Group, Inc.	Maryland corporation
J.P. Morgan Mutual Fund Group	Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust	Massachusetts business trust
JPMorgan Trust I	Delaware statutory trust
JPMorgan Trust II	Delaware statutory trust
Undiscovered Managers Funds	Massachusetts business trust

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Money Market Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund	Morgan	0.10%
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Class B	0.75%
		Class C	0.75%
		Service	0.60%
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Service	0.60%
JPMorgan New York Municipal Money Market Fund	JPMorgan New York Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	Reserve	0.25%
		Cash Management	0.50%
		Class B	0.75%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class C	0.75%
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Service	0.60%

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Class B	0.75%
		Class C	0.75%

Equity Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
Highbridge Statistical Market Neutral Fund (effective 10/31/05)	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund	Class A	0.25%
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	Class A	0.25%
JPMorgan Diversified Fund	JPMorgan Diversified Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Equity Income Fund	One Group Equity Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Equity Index Fund	One Group Equity Index Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan International Equity Index Fund	One Group International Equity Index Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund	Class A	0.25%
		Class B	0.75%
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund	Class A	0.25%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class B	0.75%
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund	Class A	0.25%
		Class B	0.75%
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund & JPMorgan Diversified Mid Cap Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Investor Growth Fund	One Group Investor Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Micro Cap Fund (effective 10/31/05)	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund	Class A	0.25%
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Technology Fund	One Group Technology Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan U.S. Large Cap Core Plus Fund (effective 9/30/05)	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Value Advantage Fund	N/A	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund	Class A	0.25%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class B	0.75%
		Class C	0.75%
		Investor	0.35%[1]
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund	Class A	0.25%

Fixed Income Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Bond Fund	JPMorgan Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Core Bond Fund	One Group Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund	Class A	0.25%

_________________________

1   This amount represents the combined amount that may be paid by the Investor Shares of the Fund under the Distribution Plan and the Shareholder Servicing Agreement.

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class B	0.75%
		Class C	0.75%
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund	Class A	0.25%
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
		Class M	0.50%
JPMorgan Government Bond Fund	One Group Government Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund	Class A	0.25%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Municipal Income Fund	One Group Municipal Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Real Return Fund	N/A	Class B	0.75%
		Class C	0.75%
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund	Class A	0.25%
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II	Class A	0.25%
		Class M	0.35%

JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund	Class A	0.25%
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Tax Aware Real Return Fund	N/A	Class B	0.75%
		Class C	0.75%
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund	Class A	0.25%

SCHEDULE B
JPMORGAN FUNDS
COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
(Amended as of August 11, 2005)

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class B	0.75%
		Class C	0.75%
JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%